Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 20, 1998 included in Building Materials Corporation of America's Form 10-K for the year ended December 31, 1997.



                                    ARTHUR ANDERSEN LLP


Roseland, New Jersey
August 3, 1998














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